SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2003

                             _______________________

                                COST-U-LESS, INC.
             (Exact name of registrant as specified in its charter)

         WASHINGTON                       0-24543                91-1615590
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer)
 incorporation or organization)                              Identification No.)

                             8160 - 304th Avenue SE
                               Building 3, Suite A
                            Preston, Washington 98050

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (425) 222-5022

                             _______________________

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

            Exhibit No.      Description
            -------------    ---------------------------------------------------

             99.1            Press release of Cost-U-Less, Inc.
                             dated April 29, 2003

Item 9. Regulation FD Disclosure

      The information furnished under this Item 9 "Regulation FD Disclosure" is intended to be furnished under Item 12 "Results of Operations and Financial Condition". The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

      On April 29, 2003, Cost-U-Less, Inc. (the "Company") issued a press release announcing the Company's financial results for the quarter ended March 30, 2003. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           Cost-U-Less, Inc.


April 30, 2003                            By: /s/ J. Jeffrey Meder
                                              ----------------------------------
                                              J. Jeffrey Meder, President


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

                                  EXHIBIT INDEX

        Exhibit No.      Description
        -------------    -------------------------------------------------------

         99.1            Press release of Cost-U-Less, Inc. dated April 29, 2003


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

                                  EXHIBIT 99.1